SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2021

Alterola Biotech Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside, United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-821-2121

340 S. Lemon Ave # 4041, Walnut, California 91789 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2021, Alterola Biotech, Inc. (the “Company”) entered into a Stock Transfer Agreement (the “Agreement”) with ABTI Pharma Limited, a company registered in England and Wales (“ABTI Pharma”), pursuant to which the Company will acquire all of the outstanding shares of capital stock of ABTI Pharma from its shareholders in exchange for 600,000,000 shares of the Company issued pro rata to the ABTI Pharma shareholders. The shares have been issued in anticipation of the closing and the transaction will close upon the ABTI Pharma shares being transferred to the company which will occur upon the filing by the company of its outstanding annual report and form 10-K for 2019, and its quarterly reports for 2020, that are anticipated to be filed by March 30th 2021.

Pursuant to the Agreement, from the date of closing , the Company will provide funding to ABTI Pharma to pay for operating expenses including salaries, office expenses and additional expenses or projects in the amount of US$500,000 within fifteen (15) days from closing and shall fund an additional US $200,000 every 30 days thereafter until a total funding of US $1,100,000 has been delivered.

Further pursuant to the Agreement the company will endeavor to raise a total of at least $50,000,000 with $45,000,000 in net proceeds and the company will arrange an underwriting commitment of the first ($25,000,000 USD) to be funded at a price of not less than $1.00 per share within 45 days of closing.

As part of the Agreement, Amsterdam Café Holdings Limited agreed to cancel and return to the Company 200,000,000 shares that it held, accordingly the 200,000,000 were returned and cancelled as per the agreement.

Pursuant to the agreement the company issued 19,100,000 shares of common stock to Bulls Run Investments Limited. a Hong Kong Company.

The Company also agreed to appoint new board members and officers as detailed in the Agreement.

The Agreement has been attached as an exhibit hereto in order to provide investors with information regarding its terms. The representations, warranties, and covenants contained in the Agreement were made only for the purposes of the Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Agreement, and may not have been intended to be statements of fact, but rather as a method of allocating risk and governing the contractual rights and relationships among the parties to the Agreement. In addition, such representations, warranties, and covenants may have been qualified by certain disclosures not reflected in the text of the Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Company’s shareholders. None of the Company’s shareholders or any other third party should rely on the representations, warranties, and covenants, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, or any of its respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, and other documents that the Company files or has filed with the SEC.

The foregoing description of the Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report is incorporated herein by reference.

The issuance of the consideration consisting of the Company’s common stock upon the closing of the Agreement is expected to be made in in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act.

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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2021, the Company appointed Professor Dr Ning Qu as a member of the Company’s board of directors and retired Michael Weiss as an advisory board member.

Proffesor Dr. Ning Qu was born in China in 1968. He finished his Medical School in China Medical University in 1991 (Cum Laude). He received his medical specialist training in Cardiothoracic Surgery in Shanghai Chest Hospital and University Medical Centre Groningen (UMCG). He is a registered clinical practitioner both in the Netherlands and China. His strong clinical interest in cardiac surgery is Organ Transplantation (Lung) and open heart surgical intervention on Atrial Fibrillation. He got his PhD from Groningen University in Lung Transplantation Immunology and is currently holding two professor (visiting) positions in Cardiac Surgery and Translational Medicine. He is also one of the four founding professors of Medical Academy in 2018 of Tianjin University, China.

Professor Dr. Ning Qu has not held any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

There are no family relationships between Prof. Dr. Ning Qu and any of our directors or executive officers.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Stock Transfer Agreement, dated January 19, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterola Biotech, Inc.

/s/ Timothy Rogers

Timothy Rogers

Chief Executive Officer

Date: March 16, 2021

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